Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of China Domestica Bio-technology Holdings, Inc. (the "Company") on Form 10-K for the fiscal year ended March 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Qingyu Meng , President of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 23, 2013	/s/ Qingyu Meng
Qingyu Meng, President
(Principal Executive, Financial and Accounting Officer)